Prudential Investment Portfolios 2

PGIM Core Conservative Bond Fund

(the "Fund")

Supplement dated September 29, 2023

to the Fund's Currently Effective Summary Prospectus and Prospectus

You should read this Supplement in conjunction with the Fund's Summary Prospectus and Prospectus and retain it for future reference.

Effective immediately, Mr. Tom McCartan is added to the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus and Prospectus are hereby revised as follows effective immediately:

1.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. McCartan:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers
PGIM Investments	PGIM Fixed	Tom McCartan	Portfolio Manager	September 2023

LLC	Income

2.The section of the Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. McCartan:

Tom McCartan, FIA, CFA, is a Principal and portfolio manager on the Multi-Sector Team at PGIM Fixed Income. He is responsible for portfolio management of multi-sector LDI portfolios and custom multi-sector portfolios and Core Conservative Strategy. Prior to joining the Firm in 2015, Mr. McCartan was based in the UK for 5 years, working at Mercer and Redington where he worked with institutional pension and insurance clients to develop strategic asset allocation and liability hedging strategies. Mr. McCartan received a BSc. with Honors in Actuarial and Financial Studies from University College Dublin. He holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the UK Institute of Actuaries.

LR1448